EXHIBIT 99

  ANY INVESTMENT DECISION WITH RESPECT TO THE SECURITIES SHOULD BE MADE BY YOU
        BASED UPON THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES. THE INFORMATION HEREIN
     WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE
           FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THE INFORMATION
     CONTAINED HEREIN SUPERSEDES THE INFORMATION IN ALL PRIOR STUCTURAL AND
                         COLLATERAL TERM SHEETS, IF ANY.
--------------------------------------------------------------------------------

                      STRUCTURAL AND COLLATERAL TERM SHEET

             ------------------------------------------------------
             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2002-C3

                                  $650,610,000
                                  (Approximate)
             ------------------------------------------------------

                               JPMORGAN CHASE BANK
                                    CIBC INC.
                        LASALLE BANK NATIONAL ASSOCIATION
                              Mortgage Loan Sellers

                      GMAC COMMERCIAL MORTGAGE CORPORATION
                                 Master Servicer

                              CLARION PARTNERS, LLC
                                Special Servicer

                        FOR FURTHER INFORMATION CONTACT:
                        --------------------------------

                           J.P. MORGAN SECURITIES INC.

         Brian J. Baker            Glenn Riis              Andy Taylor
         (212) 834-3813          (212) 834-3813          (212) 834-3813

                              ABN AMRO INCORPORATED

        Frank C. Forelle         Gerald Sneider           Steven Adang
     (212) 409-7587 / 7221       (212) 409-7587          (212) 409-6206

                            CIBC WORLD MARKETS CORP.

        Richard Turnbull           Mimi Cheng              Kevin Cull
         (212) 667-5631          (212) 667-5605          (212) 667-5607

JPMORGAN                      ABN AMRO INCORPORATED           CIBC WORLD MARKETS

            MERRILL LYNCH & CO.                  WACHOVIA SECURITIES

The analyses in this report are based upon information provided by JPMorgan Chase Bank, CIBC Inc. and LaSalle Bank National Association (the "Sellers"). J.P. Morgan Securities Inc., ABN AMRO Incorporated, CIBC World Markets Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Securities, Inc.(the "Underwriters") make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for the securities referred to herein (the "Securities"). The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by the Underwriters and will be superseded by the applicable Prospectus and Prospectus Supplement. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any Security. Any investment decision with respect to the Securities should be made by you based upon the information contained in the Prospectus and Prospectus Supplement relating to the Securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of the Securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Sellers. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the Securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any Security described in the Computational Materials are subject to change prior to issuance. Neither the Underwriters nor any of their affiliates make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the Securities. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE UNDERWRITERS ARE NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

--------------------------------------------------------------------------------


                                    1 of 16

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
   CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST
    BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
                    PLEASE CONTACT YOUR SALES REPRESENTATIVE.

APPROXIMATE SECURITIES STRUCTURE(a)
-----------------------------------

                                                        EXPECTED
                               APPROX.       CREDIT     WEIGHTED
                                FACE/        SUPPORT   AVG. LIFE    EXPECTED
               RATINGS BY      NOTIONAL       (% OF     (YEARS)      PAYMENT
   CLASS      MOODY'S/S&P     AMOUNT ($)    BALANCE)      (b)       WINDOW (b)
--------------------------------------------------------------------------------
PUBLICLY OFFERED CLASSES
    A-1         Aaa / AAA    183,050,000       22.500      5.70    1/03 - 5/12
    A-2         Aaa / AAA    396,517,000       22.500      9.80    5/12 - 12/12
     B          Aa2 / AA      28,043,000       18.750      9.97   12/12 - 12/12
     C          Aa3 / AA-      9,348,000       17.500      9.97   12/12 - 12/12
     D           A2 / A       24,305,000       14.250      9.97   12/12 - 12/12
     E            A3/A-        9,347,000       13.000      9.97   12/12 - 12/12

Privately Offered Classes
--------------------------------------------------------------------------------
    X-1         Aaa / AAA    747,828,090 (c)    N/A       N/A          N/A
    X-2         Aaa / AAA    705,770,000 (c)    N/A       N/A          N/A
     F         Baa2 / BBB     22,435,000       10.000     N/A          N/A
     G         Baa3 / BBB-    11,218,000        8.500     N/A          N/A
     H           Ba1/BB+      14,021,000        6.625     N/A          N/A
     J          Ba2 / BB      12,153,000        5.000     N/A          N/A
     K          Ba3 / BB-      3,739,000        4.500     N/A          N/A
     L           B1 / B+       3,739,000        4.000     N/A          N/A
     M           B2 / B        6,543,000        3.125     N/A          N/A
     N           B3 / B-       4,674,000        2.500     N/A          N/A
     NR          NR / NR      18,696,090        N/A       N/A          N/A
--------------------------------------------------------------------------------
Note:   (a)  Sequential Pay REMIC
        (b) Calculated at 0% CPR, assuming no balloon extensions, ARD loans pay in full on the Anticipated Repayment Date, clean-up call is not exercised and there are no defaults
        (c)  Notional amount



KEY FEATURES
------------

Lead Managers:                      J.P. Morgan Securities Inc. (Bookrunner)
                                    ABN AMRO Incorporated
                                    CIBC World Markets Corp.

Co-Managers:                        Merrill Lynch, Pierce Fenner & Smith
                                       Incorporated
                                    Wachovia Securities, Inc.

Mortgage Loan Sellers:              JPMorgan Chase Bank (39.8%)
                                    CIBC Inc. (35.1%)
                                    LaSalle Bank National Association (25.1%)

Master Servicer:                    GMAC Commercial Mortgage Corporation

Special Servicer:                   Clarion Partners, LLC

Trustee:                            Wells Fargo Bank Minnesota, N.A.

Paying Agent:                       LaSalle Bank National Association

Rating Agencies:                    Moody's Investors Service, Inc.
                                    Standard & Poor's Ratings Services

Pricing:                            On or about December 16, 2002

Delivery Date:                      On or about December 23, 2002

Cut-off Date:                       The due date for each mortgage loan in
                                    December 2002, or, for mortgage loans with first due dates in January 2003, December 1, 2002 or for mortgage loans with first due dates in February 2003, the date of origination of those mortgage loans.

Distribution Date:                  12th of each month, or if the 12th day is
                                    not a business day, on the next succeeding business day, beginning in January 2003

Rated Final Distribution Date:      July 12, 2035

Clean-up Call:                      1%

Minimum Denomination:               $10,000 (among the publicly offered classes)

Delivery:                           DTC, Euroclear and Clearstream Banking



================================================================================

COLLATERAL FACTS
----------------

Initial Pool Balance ("IPB"):                                   $747,828,091
Number of Mortgage Loans:                                                 87
Number of Mortgaged Properties:                                          111
Average Cut-off Date Balance per Loan:                            $8,595,725
Average Cut-off Date Balance per Property:                        $6,737,190
Weighted Average Current Mortgage Rate:                              6.3278%
Weighted Average UW DSCR:                                              1.44x
Weighted Average Cut-off Date LTV Ratio:                               72.4%
Weighted Average Remaining Term to Maturity/ARD (months):                118
Weighted Average Remaining Amortization Term (months):                   342
Weighted Average Seasoning (months):                                       2
10 Largest Loans Groups as % of IPB:                                   37.4%
% of Cutoff Balance of IPB with Mezzanine Debt                          3.4%
% of Cutoff Balance of IPB with B-Notes                                 5.0%
% of IPB with single tenants                                            9.7%



TEN LARGEST LOANS
-----------------

                                                         UW
LOAN                             IPB      % OF IPB      DSCR          LTV
---------------------------------------------------------------------------
ARC Portfolio B              $41,267,247    5.5%        1.32x        73.4%
Long Island Industrial III    37,641,724    5.0         1.44x        64.7%
First National Plaza          35,000,000    4.7         1.28x        71.6%
Anderson Mall                 30,097,301    4.0         1.67x        74.9%
Crossways Shopping Center     27,350,305    3.7         1.15x        74.5%
Old Towne Plaza               25,300,000    3.4         1.40x        79.8%
276 Fifth Avenue              22,000,000    2.9         1.42x        59.9%
Pender Business Park          21,458,903    2.9         1.60x        72.0%
Village Shoppes of Salem      20,405,000    2.7         1.50x        77.0%
78 Corporate Center           19,342,155    2.6         1.48x        79.6%
---------------------------------------------------------------------------
TOTAL/WTD. AVG.             $279,862,635    37.4%       1.41x        72.4%



GEOGRAPHIC DISTRIBUTION
-----------------------

                            NO OF                 % OF     WA         WA
STATE                       PROP         IPB      IPB     LTV        DSCR
---------------------------------------------------------------------------
New York                     15    $100,098,352   13.4%   67.0%      1.39x
New Jersey                    7      64,748,318    8.7    66.8%      1.85x
Florida                       9      59,363,489    7.9    73.9%      1.38x
Ohio                          8      59,014,407    7.9    72.7%      1.38x
Virginia                      2      48,809,208    6.5    73.4%      1.35x
California                    8      40,036,650    5.4    68.8%      1.50x
Other                        62     375,757,666   50.2    74.9%      1.41x
---------------------------------------------------------------------------
TOTAL/WTD. AVG.             111    $747,828,091  100.0%   72.4%      1.44x



PROPERTY TYPE DISTRIBUTION
--------------------------

                             NO. OF                   % OF      WA       WA
       PROPERTY TYPE          PROP        IPB         IPB      LTV      DSCR
-------------------------------------------------------------------------------
Retail                         37     $278,721,240    37.3%    74.6%   1.43x
    Anchored                   21      185,500,341    24.8     76.0%   1.39x
    Unanchored                 11       47,948,260     6.4     70.7%   1.42x
    Regional Mall               1       30,097,301     4.0     74.9%   1.67x
    Shadow Anchored             4       15,175,338     2.0     69.5%   1.42x
Office                         19      200,964,629    26.9     72.1%   1.38x
    Suburban                   12      113,373,792    15.2     74.5%   1.42x
    CBD                         7       87,590,837    11.7     69.1%   1.33x
Multifamily                    19      115,747,031    15.5     76.3%   1.39x
Industrial                     15       81,470,687    10.9     67.4%   1.43x
    Warehouse/Distribution     10       42,145,411     5.6     68.3%   1.50x
    Flex                        5       39,325,276     5.3     66.4%   1.37x
Manufactured Housing           18       51,921,350     6.9     73.9%   1.35x
Hotel                           1       14,900,000     2.0     37.3%   3.10x
Self Storage                    2        4,103,154     0.5     42.7%   2.05x

-------------------------------------------------------------------------------
TOTAL/WTD.AVG.                111     $747,828,091   100.0%    72.4%   1.44x


                                    2 of 16

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST
    BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
                    PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                                        CUT-OFF DATE PRINCIPAL BALANCES

                                                   PRINCIPAL          % OF INITIAL       WA UW         WA CUT-OFF
PRINCIPAL BALANCE($)           NO. OF LOANS       BALANCE ($)         POOL BALANCE      DSCR(1)       DATE LTV(2)
------------------------------------------------------------------------------------------------------------------
$998,601 - $1,999,999                     8        $10,996,948              1.5%          1.51x             63.0%

$2,000,000 - $4,999,999                  33        116,210,856             15.5           1.48x             72.1%

$5,000,000 - $9,999,999                  23        170,948,435             22.9           1.40x             75.4%

$10,000,000 - $14,999,999                12        151,058,122             20.2           1.53x             69.5%

$15,000,000 - $24,999,999                 5        101,957,152             13.6           1.46x             73.0%

$25,000,000 - $41,267,247                 6        196,656,577             26.3           1.38x             72.6%

------------------------------------------------------------------------------------------------------------------
TOTAL:                                   87       $747,828,091             100.0%         1.44x             72.4%
------------------------------------------------------------------------------------------------------------------
AVERAGE PER LOAN:       $ 8,595,725
AVERAGE PER PROPERTY:   $ 6,737,190

                                            MORTGAGE INTEREST RATES

                                                   PRINCIPAL          % OF INITIAL       WA UW         WA CUT-OFF
MORTGAGE INTEREST RATE (%)     NO. OF LOANS       BALANCE ($)         POOL BALANCE      DSCR(1)       DATE LTV(2)
------------------------------------------------------------------------------------------------------------------
5.1900% - 5.9999%                        19       $129,461,342             17.3%          1.50x             75.0%

6.0000% - 6.2500%                        32        278,845,347             37.3           1.44x             72.5%

6.2501% - 6.4999%                        11        100,500,121             13.4           1.40x             75.0%

6.500% - 6.9999%                         18        156,703,342             21.0           1.49x             69.0%

7.0000% - 7.4999%                         4         68,429,276              9.2           1.32x             72.4%

7.5000% - 7.8500%                         3         13,888,663              1.9           1.31x             67.3%

------------------------------------------------------------------------------------------------------------------
TOTAL:                                   87       $747,828,091             100.0%         1.44x             72.4%
------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE MORTGAGE INTEREST RATE: 6.3278%

                                                  UW DSCR(1)

                                                   PRINCIPAL          % OF INITIAL       WA UW         WA CUT-OFF
UW DSCR                        NO. OF LOANS       BALANCE ($)         POOL BALANCE      DSCR(1)       DATE LTV(2)
------------------------------------------------------------------------------------------------------------------
1.15x - 1.24x                             5        $50,266,292              6.7%          1.18x             73.1%

1.25x - 1.29x                             7         69,501,338              9.3           1.27x             71.9%

1.30x - 1.39x                            28        249,149,689             33.3           1.33x             74.6%

1.40x - 1.49x                            24        198,836,256             26.6           1.44x             72.7%

1.50x - 1.99x                            19        158,471,364             21.2           1.59x             72.9%

2.00x - 2.49x                             3          6,703,154              0.9           2.14x             52.0%

2.50x - 3.10x                             1         14,900,000              2.0           3.10x             37.3%

------------------------------------------------------------------------------------------------------------------
TOTAL:                                   87       $747,828,091             100.0%         1.44x             72.4%
------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE: 1.44X

(1)  See footnote 1 in Top Ten Mortgage Loans section of this Collateral
     Termsheet

(2) For the purposes of determining the loan-to-value ratios as of the cut-off date for 3 mortgage loans (identified as Loan Nos. 13,19 and 32 on Annex A to this prospectus supplement), representing approximately 4.5% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, the principal balance of each of those mortgage loans was reduced by amounts reserved until achievement of certain capital improvements by the related mortgaged properties.


                                    3 of 16

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST
    BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
                   PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                                     CUT-OFF DATE LOAN-TO-VALUE RATIOS(2)

                                                   PRINCIPAL          % OF INITIAL       WA UW         WA CUT-OFF
LTV (%)                        NO. OF LOANS       BALANCE ($)         POOL BALANCE      DSCR(1)       DATE LTV(2)
------------------------------------------------------------------------------------------------------------------
37.3% - 49.9%                             4        $21,083,154              2.8%          2.74x             39.5%

50.0% - 59.9%                             2         23,348,111              3.1           1.44x             59.8%

60.0% - 69.9%                            19        143,155,842             19.1           1.41x             66.3%

70.0% - 74.9%                            25        260,857,226             34.9           1.40x             73.4%

75.0% - 80.0%                            37        299,383,758             40.0           1.40x             77.9%

------------------------------------------------------------------------------------------------------------------
TOTAL:                                   87       $747,828,091            100.0%          1.44x             72.4%
------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE: 72.4%

                               RANGE OF REMAINING TERM TO MATURITY/ARD (MONTHS)

REMAINING TERM TO                                  PRINCIPAL          % OF INITIAL       WA UW         WA CUT-OFF
MATURITY/ARD (MONTHS)          NO. OF LOANS       BALANCE ($)         POOL BALANCE      DSCR(1)       DATE LTV(2)
------------------------------------------------------------------------------------------------------------------
55 - 99                                   7        $58,462,455              7.8%          1.49x             73.7%

110 - 119                                45        409,622,773             54.8           1.40x             73.2%

120 - 149                                29        257,459,500             34.4           1.50x             71.2%

150 - 199                                 1          5,885,468              0.8           1.32x             79.5%

200 - 240                                 5         16,397,894              2.2           1.45x             65.3%

------------------------------------------------------------------------------------------------------------------
TOTAL                                    87       $747,828,091            100.0%          1.44x             72.4%
------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE: 118 MONTHS

                                              AMORTIZATION TYPES

                                                   PRINCIPAL          % OF INITIAL       WA UW         WA CUT-OFF
TYPE OF AMORTIZATION           NO. OF LOANS       BALANCE ($)         POOL BALANCE      DSCR(1)       DATE LTV(2)
------------------------------------------------------------------------------------------------------------------
Balloon Loans                            58       $452,180,111             60.5%          1.43x             73.7%

ARD Loans                                23        271,228,989             36.3           1.46x             70.7%

Fully Amortizing Loans                    4         13,418,991              1.8           1.49x             64.5%

Partial Interest-only Loans               1          8,400,000              1.1           1.37x             75.3%

Interest-only Loans                       1          2,600,000              0.3           2.27x             66.7%

------------------------------------------------------------------------------------------------------------------
TOTAL:                                   87       $747,828,091            100.0%          1.44x             72.4%
------------------------------------------------------------------------------------------------------------------

(1)  See footnote 1 in Top Ten Mortgage Loans section of this Collateral
     Termsheet

(2) For the purposes of determining the loan-to-value ratios as of the cut-off date for 3 mortgage loans (identified as Loan Nos. 13,19 and 32 on Annex A to this prospectus supplement), representing approximately 4.5% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, the principal balance of each of those mortgage loans was reduced by amounts reserved until achievement of certain capital improvements by the related mortgaged properties.


                                    4 of 16

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
   CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST
    BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
                    PLEASE CONTACT YOUR SALES REPRESENTATIVE.



                               STRUCTURAL OVERVIEW

o Interest payments will be pro-rata to the Class A-1, A-2 (the foregoing classes, together, the "Class A Certificates"), X-1 and X-2 Certificates and then, after payment of the principal distribution amount to such Classes (other than the Class X-1 and Class X-2 Certificates), interest will be paid sequentially to the Class B, C, D, E, F, G, H, J, K, L, M, N and NR Certificates.

o The pass-through rate for the Class A, B, C, D, E, F, G, H, J, K, L, M, N and NR Certificates will be either a fixed rate or a rate based on the weighted average of the remittance rates on the mortgage loans. In the aggregate, the Class X-1 and X-2 Certificates will receive the net interest on the mortgage loans less the interest paid on the other Certificates.

o    All Classes offered will accrue interest on a 30/360 basis.

o Principal payments will be paid sequentially to the Class A-1, A-2, B, C, D, E, F, G, H, J, K, L, M, N and NR Certificates, until each Class is retired. The Class X-1 and X-2 Certificates do not have a class principal balance and are therefore not entitled to any principal distributions.

o Losses will be born by the Classes (other than the Classes X-1 and X-2 Certificates) in reverse sequential order, from the Class NR Certificates up to the Class B Certificates and then pro-rata to the Class A-1 and A-2 Certificates.

o If the principal balance of the mortgage pool is less than or equal to the aggregate class principal balance of the Class A Certificates, principal distributions will be allocated pro-rata to the Class A-1 and A-2 Certificates.

o Yield maintenance charges calculated by reference to a U.S. Treasury rate to the extent received will be allocated first to the offered Certificates and the Class F and G Certificates, according to a specified formula, with any remaining amount payable to the Class X-1 Certificates. For the amount payable to any interest-bearing Class, the formula is as follows:


                        Principal Paid to Class      (Pass - Through Rate on Class - Discount Rate)
Prepayment Premium  X  -------------------------  X  ----------------------------------------------
                         Total Principal Paid           (Mortgage Rate on Loan - Discount Rate)


o    Prepayment premiums received will be payable to the Class X-1 Certificates.

o The transaction will provide for a collateral value adjustment feature (an appraisal reduction amount calculation) for problem or delinquent loans. Under certain circumstances, the special servicer will be required to obtain a new appraisal and to the extent any such adjustment is determined, the interest portion of any P&I Advance will be reduced in proportion to such adjustment.


                                    5 of 16

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
   CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST
    BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
                    PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                                                   TOP 10 MORTGAGE LOANS

--------------------------------------------------------------------------------------------------------------------------------
Loan     Loan Name                   Cut-off      % of      Units/    Loan per      UW      Cutoff LTV  Balloon
Seller   (Location)                  Balance       IPB     SF/Pads   Unit/SF/Pad   DSCR        Ratio      LTV     Property Type
--------------------------------------------------------------------------------------------------------------------------------
LaSalle  ARC Portfolio B             $41,267,247   5.5%   2,607 Pads     $15,829   1.32x (1)   73.4%     65.0%    Manufactured
         (Various)                                                                                                Housing
                                                                                                                  Community

JPM      Long Island Portfolio III   $37,641,724   5.0%   700,659 SF         $54   1.44x       64.7%     55.0%    Industrial
         (Long Island, New York)

CIBC     First National Plaza        $35,000,000   4.7%   670,260 SF         $52   1.28x       71.6%     61.6%    CBD Office
         Portfolio
         (Dayton, Ohio)

JPM      Anderson Mall               $30,097,301   4.0%   393,236 SF         $77   1.67x       74.9%     64.0%    Regional Mall
         (Anderson, South Carolina)

JPM      Crossways Shopping Center   $27,350,305   3.7%   378,645 SF         $72   1.15x       74.5%     50.2%    Anchored Retail
         (Chesapeake, Virginia)

JPM      Old Towne Plaza             $25,300,000   3.4%   152,877 SF        $165   1.40x       79.8%     66.8%    Anchored Retail
         (Ballwin, Missouri)

CIBC     276 Fifth Avenue            $22,000,000   2.9%   166,017 SF        $133   1.42x       59.9%     50.8%    CBD Office
         (New York, New York)

JPM      Pender Business Park        $21,458,903   2.9%   170,940 SF        $126   1.60x       72.0%     64.9%    Suburban Office
         (Fairfax, Virginia)

LaSalle  Village Shoppes of Salem    $20,405,000   2.7%   170,270 SF        $120   1.50x       77.0%     65.7%    Anchored Retail
         (Salem, New Hampshire)

CIBC     78 Corporate Center         $19,342,155   2.6%   185,850 SF        $104   1.48x       79.6%     68.4%    Suburban Office
         (Lebanon, New Jersey)

================================================================================================================================

         TOTAL/WEIGHTED AVERAGE     $279,862,635  37.4%                            1.41x       72.4%     61.1%

--------------------------------------------------------------------------------------------------------------------------------

(1) For purposes of calculating the debt service coverage ratio (DSCR) for the ARC Portfolio B mortgage loan the annual debt service is calculated based upon the 7.35% mortgage rate plus 0.04% servicing fee rate relating to a servicing fee required to be paid by the related borrower.


                                    6 of 16

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST
   BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
                    PLEASE CONTACT YOUR SALES REPRESENTATIVE

                                 ARC PORTFOLIO B

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                   ORIGINAL            CUT-OFF
                                   --------            -------

PRINCIPAL BALANCE:              $41,434,539         $41,267,247

% OF POOL BY IPB:               5.5%

SELLER:                         LaSalle Bank National Association

ORIGINATION DATE:               5/2/02

INTEREST RATE:                  7.3500%

INTEREST ONLY PERIOD:           NAP

SPONSOR:

Affordable Residential Communities ("ARC"). The properties are owned by ARC Communities 8, LLC. The properties are managed by ARC Management Services, Inc., an affliate of the borrower. According to ARC, ARC is one of the largest private companies in the manufactured housing business and owns and manages 207 manufactured housing communities with approximately 39,510 homesites in 22 states.

MATURITY DATE:                  5/1/12

REMAINING AMORTIZATION:         354

CALL PROTECTION:                LO(24),Def(88),O(1)

CROSS-COLLATERALIZATION:        No

LOCK BOX:                       Soft

ESCROWS / RESERVES:                          Upfront     Monthly
                                           ----------- -----------
                                Taxes         $155,749     $32,916
                                Insurance      $44,732      $8,595
                                CapEx         $140,819          $0
                                           ----------- -----------
                                TOTAL         $341,300     $41,511


CUT-OFF DATE LOAN/PAD:          $15,829

CUT-OFF DATE LTV:               73.4%

MATURITY DATE LTV:              65.0%

UW DSCR:                        1.32x

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:       Portfolio

TITLE:                          Fee

PROPERTY TYPE:                  Manufactured Housing Community

PADS:                           2,607

LOCATION:                       Various

YEAR BUILT/RENOVATED:           Various

COLLATERAL:

The assets within this loan consist of 15 manufactured housing communitites whose mortgages or deeds of trust are cross-collateralized and cross-defaulted.


PORTFOLIO PROPERTIES:                           # OF     MARKET     AVG RENT
PROPERTY (YEAR BUILT):      MARKET              PADS   RENT RANGE   PER PAD
----------------------      ------              ----   ----------   -------
Countryside (1972)          Greeley, CO          173    $255-$350    $296
Mountainside (1963)         Golden, CO           229    $420-$525    $430
College Park (1952)         Orlando, FL          133    $230-$312    $234
Oak Park Village (1973)     Gainsville, FL       347    $195-$210    $206
Wheel Estates (1966)        Orlando, FL           54    $238-$312    $225
Sunrise Terrace (1976)      Newton, IA           200    $150-$255    $195
Brittany Place (1987)       Topeka, KS            86    $185-$230    $185
Country Club Manor (1982)   Imperial, MO         248    $210-$269    $248
Westlake (1984)             Oklahoma City, OK    338    $135-$225    $175
Aledo (1978)                Aledo, TX            139    $150-$200    $240
El Dorado (1976)            Sherman, TX           79    $150-$200    $200
Mesquite Greens (1983)      Dallas, TX           123    $200-$255    $221
Mesquite Meadows (1985)     Dallas, TX           216    $200-$255    $222
Mesquite Ridge (1984)       Dallas, TX           146    $200-$255    $221
Shady Creek (1999)          Dallas, TX            96    $200-$255    $216

OCCUPANCY:                      94.1% (as of 8/31/02)

HISTORICAL NOI:
                  2002:         $5,079,855 (TTM as of 5/31/02)

UW NOI:                         $4,669,607

UW NET CASH FLOW:               $4,539,457

APPRAISED VALUE:                $56,230,000

APPRAISAL DATE:                 1/02 - 2/02

ADDITIONAL DEBT:                NAP

ADDITIONAL DEBT TYPE:           NAP


LOAN PURPOSE:                   Refinance
--------------------------------------------------------------------------------

         [GRAPHIC OMITTED]                         [GRAPHIC OMITTED]


                                    7 of 16

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST
    BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
                    PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                      LONG ISLAND INDUSTRIAL PORTFOLIO III

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                ORIGINAL               CUT-OFF
                                --------               -------

PRINCIPAL BALANCE:              $ 37,710,000           $ 37,641,724

% OF POOL BY IPB:               5.0%

SELLER:                         JPMorgan Chase Bank

ORIGINATION DATE:               9/30/02

INTEREST RATE:                  6.0440%

INTEREST ONLY PERIOD:           NAP

SPONSOR:

Long Island Industrial Group Three LLC. Long Island Industrial Group Three LLC is owned by Mr. Ruby Schron (45%), Mr. Abraham Fruchthandler (45%), Mr. Joshua Safran (7.5%), and Mr. Bruce Federman (2.5%). Mr. Ruby Schron is the founder and main principal of Cammeby's International, Ltd. Cammeby's International owns and manages over 14,000 residential units and over 10,000,000 square feet of commercial and industrial space. Mr. Abraham Fruchthandler is the principal of FBE Limited, which has investments in office, commercial, industrial and residential properties

MATURITY DATE:                  10/10/12

REMAINING AMORTIZATION:         358

CALL PROTECTION:                LO(24),Def(92),O(2)

CROSS-COLLATERALIZATION:        NAP

LOCK BOX:                       CMA

ESCROWS / RESERVES:                          Upfront     Monthly
                                           ----------- -----------
                                Taxes         $536,268    $119,574
                                CapEx          165,343           0
                                Other(1)       452,500           0
                                           ----------- -----------
                                TOTAL       $1,154,111    $119,574

CUT-OFF DATE LOAN/SF:           $54

CUT-OFF DATE LTV:               64.7%

    MATURITY LTV:               55.0%

         UW DSCR:               1.44x

--------------------------------------------------------------------------------
(1)    Environmental Reserve



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:       Portfolio

TITLE:                          Fee

PROPERTY TYPE:                  Industrial

SQUARE FEET:                    700,659

LOCATION:                       Long Island, New York

YEAR BUILT/RENOVATED:           Various

COLLATERAL:

The subject collateral consists of 9 industrial properties located in Long Island, New York. Long Island is the sixteenth largest industrial market in the United States. The properties have a total of 57 tenants. The largest tenants of the portfolio are US of America (140,450 sf), Allied Devices Corporation (60,025 sf), The Langer Biomecanics Co (44,490 sf), Freihofer Sales Company (25,605 sf) and EMS Development Corp. (23,250 sf).


PORTFOLIO PROPERTIES:                                                 APPRAISED
PROPERTY (TOTAL TENANTS):    LOCATION               SF        OCC       VALUE
-------------------------    --------               --        ---       -----
6851 Jericho Turnpike (14)   Syosset, NY            135,023   74.3%  $18,600,000
95 Horseblock Road (5)       Yaphank, NY            185,655   95.7%  $14,900,000
325 Duffy Avenue (4)         Hicksville, NY          96,025  100.0%   $5,900,000
275 Marcus Boulevard (12)    Hauppauge, NY           53,265   91.4%   $4,900,000
450 Commack Road (5)         Deer Park, NY           60,005  100.0%   $4,000,000
171 Milbar Boulevard (5)     Farmingdale, NY         62,165  100.0%   $3,500,000
151-171 East 2nd Street (5)  Huntington Station, NY  44,155  100.0%   $2,600,000
171-175 East 2nd Street (6)  Huntington Station, NY  42,466  100.0%   $2,500,000
939 Motor Parkway (1)        Hauppauge, NY           21,900  100.0%   $1,300,000

OCCUPANCY:                      93.3% (9/30/02)

HISTORICAL NOI:   2000:         $3,182,905
                  2001:         $4,047,922
                  2002:         $4,342,264 (TTM 6/30/02)

UW NOI:                         $4,361,306

UW NET CASH FLOW:               $3,919,258

APPRAISED VALUE:                $58,200,000 (7/1/02)

APPRAISAL DATE:                 7/1/02

ADDITIONAL DEBT:                $969,718

ADDITIONAL DEBT TYPE:           B NOTE

LOAN PURPOSE:                   REFINANCE
--------------------------------------------------------------------------------

         [GRAPHIC OMITTED]                         [GRAPHIC OMITTED]


                                    8 of 16

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE
  ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
                        CONTACT YOUR SALES REPRESENTATIVE

                         FIRST NATIONAL PLAZA PORTFOLIO

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                                         ORIGINAL        CUT-OFF
                                                         --------        -------
PRINCIPAL BALANCE:                                    $35,000,000    $35,000,000

% OF POOL BY IPB:                                             4.7%

SELLER:                                                      CIBC

ORIGINATION DATE:                                        11/15/02

INTEREST RATE:                                             6.5000%

INTEREST ONLY PERIOD:                                         NAP

SPONSOR:

Allen Silverman. Mr. Silverman and his brother are the owners of Andalex Group. Andalex's portfolio is primarily composed of office and retail properties, and is valued at $356.8 million. Andalex owns seven office buildings (including the subject properties) in New York City; Piscataway, NJ; Albany, NY, and Dayton, OH and three retail properties in Philadelphia.

ARD:                          12/1/12

MATURITY DATE:                12/1/32

REMAINING AMORTIZATION:       360

CALL PROTECTION:              LO(24),Def(92),O(4)

LOCK BOX:                     Springing

ESCROWS / RESERVES:                                     Upfront          Monthly
                                                     ----------         --------
                              Taxes                    $174,374          $24,911
                              Insurance                 139,723           14,038
                              TI/LC                     450,000           50,000
                              CapEx                     138,402           12,852
                              Other                     678,750(1)             0
                                                     ----------         --------
                              TOTAL                  $1,581,249         $101,801

CUT-OFF DATE LOAN/SF:          $52

CUT-OFF DATE LTV:             71.6%

ARD LTV:                      61.6%

UW DSCR:                      1.28x

(1)   Vacant space and ground lease reserve

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:     Portfolio

TITLE:                        Fee & Leasehold

PROPERTY TYPE:                CBD Office

SQUARE FEET:                  670,260

LOCATION:                     Dayton, Ohio

YEAR BUILT/RENOVATED:         1956, 1972/1999

COLLATERAL:

The mortgage loan is secured by the fee simple interest in 333 and 349 West First Street and 111 West First Street and the leasehold interest in 130 West Second Street in Dayton, Ohio. 333 and 349 West First Street and 111 West First Street are considered Class B properties while 130 West Second Street is classified as a Class B+/A- property. The borrower purchased the subject properties in April 2002, for a reported acquisition cost of $44.4 million. The borrower's equity in the subject properties is $9.4 million (implied loan to cost of 78.8%).

PORTFOLIO PROPERTIES:

PROPERTY (TENANTS)                   LOCATION      SF     OCC    APPRAISED VALUE
-----------------------------------  ----------  -------  ----   ---------------
130 West Second Street (74)          Dayton, OH  337,291  98.4%      $27,600,000
333 and 349 West First Street (26)   Dayton, OH  185,623  72.5%      $12,000,000
111 West First Street (33)           Dayton, OH  147,346  76.4%       $9,300,000

MAJOR TENANTS(TOTAL TENANTS = 133):                                       LEASE
TENANT                                     SF     % OF GLA    RENT PSF   EXP. YR
--------------------------------------   ------   --------    --------   -------
Anthem Alliance for Health (BBBpi)       49,335        7.4%     $12.09      2003
City of Dayton (A+/A2)                   33,202        5.5%     $12.01      2004
Price Brothers Company                   25,445        3.8%      $8.29      2004

OCCUPANCY:                    86.4% (as of 10/1/02)

HISTORICAL NOI:
                      2000:   $3,949,673
                      2001:   $3,605,346
                      2002:   $4,160,969 (TTM 7/31/02)

UW NOI:                       $4,060,639

UW NET CASH FLOW:             $3,389,691

APPRAISED VALUE:              $48,900,000

APPRAISAL DATE:               8/8/02

ADDITIONAL DEBT:              NAP

ADDITIONAL DEBT TYPE:         NAP

LOAN PURPOSE:                 Refinance

--------------------------------------------------------------------------------

         [GRAPHIC OMITTED]                         [GRAPHIC OMITTED]


                                    9 of 16

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE
  ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
                        CONTACT YOUR SALES REPRESENTATIVE

                                  ANDERSON MALL

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                                         ORIGINAL        CUT-OFF
                                                         --------        -------
PRINCIPAL BALANCE:                                    $30,150,000    $30,097,301

% OF POOL BY IPB:                                             4.0%

SELLER:                                       JPMorgan Chase Bank

ORIGINATION DATE:                                         9/16/02

INTEREST RATE:                                             6.2000%

INTEREST ONLY PERIOD:                                         NAP

SPONSOR:

Simon Property Group, L.P. (BBB+/Baa2) (NYSE: SPG). Simon Property Group owns or has an interest in 257 properties comprising regional malls, community shopping centers and specialty and mixed-use properties containing 186 million square feet of gross leasable area in 36 states, Europe and Canada.

MATURITY DATE:                10/10/12

REMAINING AMORTIZATION:       358

CALL PROTECTION:              LO(24),Def(90),O(4)

CROSS-COLLATERALIZATION:      NAP

LOCK BOX:                     Hard

ESCROWS / RESERVES:                                     Upfront          Monthly
                                                     ----------         --------
                              Taxes                    $611,009          $56,000
                              CapEx                           0            3,940
                              Other                      92,330                0
                                                     ----------         --------
                              TOTAL                    $703,339          $59,940

CUT-OFF DATE LOAN/SF:          $77

CUT-OFF DATE LTV:             74.9%

MATURITY/ARD LTV:             64.0%

UW DSCR:                      1.67x

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:     Single Asset

TITLE:                        Fee

PROPERTY TYPE:                Regional Mall

SQUARE FEET:                  393,236

LOCATION:                     Anderson, South Carolina

YEAR BUILT/RENOVATED:         1972/2002

COLLATERAL:

The subject property is a 393,236 square foot portion of a 624,029 square foot, enclosed, regional shopping mall located in Anderson, South Carolina. The subject property underwent a major interior renovation that was completed in November 2002. J.C. Penney (125,020 SF), with sales of $12,424,487, and Belk Ladies Fashion (50,400 SF), with sales of $7,383,096, are the only anchors included in the collateral. Anchors not included in the collateral are Belk Men's and Home (134,639 SF) and Sears (94,335 SF). The center features more than 50 inline tenants, with 2001 sales of approximately $279/sf, including the national retailers as listed below.

NATIONAL INLINE TENANTS (TOTAL TENANTS = 60):    SALES   RENT      OCCUPANCY       LEASE
TENANT                           SF     % GLA     PSF    PSF         COST         EXP. YR
-----------------------------   -----   -----    -----   ----      ---------      -------
Lerner New York                 9,736     2.5%    $147    $15           18.6%        2005
Gap/Gap Kids (BB+/Ba3)          7,055     1.8%    $310    NAP(1)         NAP(1)      2004
Express Woman (LTD BBB+/Baa1)   6,640     1.7%    $159    NAP(1)         NAP(1)      2007
Rack Room Shoes                 6,265     1.6%    $346    $22            9.3%        2012
American Eagle Outfitters       4,880     1.2%    $454    $20            6.8%        2010

OCCUPANCY:                    88.2% (as of 11/25/02)

HISTORICAL NOI:
                      2000:   $4,092,549
                      2001:   $3,685,908
                      2002:   $3,779,179 (TTM 6/30/02)

UW NOI:                       $3,873,219

UW NET CASH FLOW:             $3,700,244

APPRAISED VALUE:              $40,200,000

APPRAISAL DATE:               8/1/02

ADDITIONAL DEBT:              NAP

LOAN PURPOSE:                 Refinance

--------------------------------------------------------------------------------

(1)   Tenant pays percentage of sales in lieu of base monthly rent

         [GRAPHIC OMITTED]                         [GRAPHIC OMITTED]


                                    10 of 16

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE
  ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
                        CONTACT YOUR SALES REPRESENTATIVE

                            CROSSWAYS SHOPPING CENTER

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                                         ORIGINAL        CUT-OFF
                                                         --------        -------
PRINCIPAL BALANCE:                                    $27,500,000    $27,350,305

% OF POOL BY IPB:                                             3.7%

SELLER:                                       JPMorgan Chase Bank

ORIGINATION DATE:                                         8/20/02

INTEREST RATE:                                             6.5500%

INTEREST ONLY PERIOD:                                         NAP

SPONSOR:

Jubilee - Chesapeake Equity, LLC. Jubilee - Chesapeake Equity, LLC is 90% owned by Jubilee Limited Partnership. Jubilee Limited Partnership is 55% owned by Schottenstein Professional Asset Management as the general partner and 3 Schottenstein family trusts as the limited partners. Jubilee Limited Partnership currently owns 11 multi-tenant shopping centers, 8 free-standing buildings leased to Value City Furniture Store, 7 free-standing buildings leased to Value City Department Store, and a Value City Furniture distribution center, all totaling 7.2 million SF.

MATURITY DATE:                9/1/12

REMAINING AMORTIZATION:       237

CALL PROTECTION:              LO(24),Def(89),O(4)

CROSS-COLLATERALIZATION:      No

LOCK BOX:                     NAP

ESCROWS / RESERVES:                                     Upfront          Monthly
                                                     ----------         --------
                              Taxes                    $118,998          $39,666
                                                     ----------         --------
                              TOTAL                    $118,998          $39,666

CUT-OFF DATE LOAN/UNIT:        $72

CUT-OFF DATE LTV:             74.5%

MATURITY DATE LTV:            50.2%

UW DSCR:                      1.15x

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:     Single Asset

TITLE:                        Fee

PROPERTY TYPE:                Anchored Retail

SQUARE FEET:                  378,645

LOCATION:                     Chesapeake, Virginia

YEAR RENOVATED:               1997

COLLATERAL:

The subject property contains 6 one-story buildings with net rentable area of approximately 378,645 sf. The 35-acre site is located on the northwest corner of Greenbrier Parkway and Eden Way, directly across from the Greenbrier Mall and just south of I-64. Tenants at the subject property include TJ Maxx, Marshall's, and Office Depot. The remaining tenants are a mix of national and local retail/restaurant businesses.

MAJOR TENANTS (TOTAL TENANTS = 51):                    RENT    REPORTED    LEASE
TENANT                                 SF     % SF     PSF     SALES PSF   EXP.
----------------------------------   ------   ----    ------   ---------   -----
Value City Furniture                 55,548   14.7%    $8.00     $168       2016
Designer Shoe Warehouse              36,575    9.7%   $11.00     $134       2011
Ross Dress for Less (BBB)            30,555    8.1%    $8.40      NAV       2012
TJ Maxx                              30,003    7.9%    NAV        NAV       NAV

OCCUPANCY:                    94.0% (as of 8/1/02)

HISTORICAL NOI:
                      2000:   $357,461
                      2001:   $2,218,577
                      2002:   $3,086,046 (TTM 5/31/02)

UW NOI:                       $3,070,407

UW NET CASH FLOW:             $2,841,170

APPRAISED VALUE:              $36,700,000

APPRAISAL DATE:               7/12/02

ADDITIONAL DEBT:              NAP

LOAN PURPOSE:                 Refinance

--------------------------------------------------------------------------------

         [GRAPHIC OMITTED]                         [GRAPHIC OMITTED]


                                    11 of 16

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE
  ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
                        CONTACT YOUR SALES REPRESENTATIVE

                                 OLD TOWNE PLAZA

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                                         ORIGINAL        CUT-OFF
                                                         --------        -------
PRINCIPAL BALANCE:                                    $25,300,000    $25,300,000

% OF POOL BY IPB:                                             3.4%

SELLER:                                       JPMorgan Chase Bank

ORIGINATION DATE:                                      12/9/02(1)

INTEREST RATE:                                             5.5400%

INTEREST ONLY PERIOD:                                         NAP

SPONSOR:

Adam Ifshin. Mr. Ifshin is the founder and president of DLC Management Company, an owner/operator of office and retail properties that specializes in asset repositioning. DLC is the 59th largest retail real estate owner in the United States (as of 1/30/02 as reported by Shopping Center World). Mr. Ifshin is also the founder and president of Delphi Commercial Properties, a specialty commercial real estate brokerage firm.

MATURITY DATE:                1/1/13

REMAINING AMORTIZATION:       360

CALL PROTECTION:              LO(23),Def(93),O(4)

CROSS-COLLATERALIZATION:      No

LOCK BOX:                     Soft

ESCROWS / RESERVES:                                     Upfront          Monthly
                                                     ----------         --------
                              Taxes                      $5,832          $58,832
                              Insurance                  21,093            3,515
                              CapEx                                        1,911
                              Other                     174,400
                                                     ----------         --------
                              TOTAL                    $201,325          $64,258

CUT-OFF DATE LOAN/SF:         $165

CUT-OFF DATE LTV:             79.8%

MATURITY DATE LTV:            66.8%

UW DSCR:                      1.40x

(1)   Expected origination date

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:     Single Asset

TITLE:                        Fee

PROPERTY TYPE:                Anchored Retail

SQUARE FEET:                  152,877

LOCATION:                     Ballwin, Missouri

YEAR BUILT:                   2001

COLLATERAL:

The subject property is a 152,877 portion of a 288,074 square foot community center located in the Ballwin, Missouri suburb of St. Louis. There are over 164,000 households within a 5 mile-radius, with an average annual household income of $96,096 as reported by Experian/Applied Geographic Solutions. The property consists of two in-line buildings (main building 265,117 sf and north building 14,395 sf) and two free standing pad sites leased to Starbucks and O'Charley's. Other national tenants include Famous Brand Shoes and Kinko's. Lowe's Home Centers (A/A3) is also an anchor, but is not part of the collateral.

MAJOR TENANTS (TOTAL TENANTS = 12):
                                                                   RENT    LEASE
TENANT                                             SF     % SF     PSF     EXP.
----------------------------------------------   ------   ----    ------   -----
Ultimate Electronics                             33,500   21.9%   $13.50    2017
Stein Mart                                       31,000   20.3%    $7.75    2016
Marshall's                                       30,000   19.6%   $10.00    2012
Home Goods                                       25,000   16.4%   $10.25    2012

OCCUPANCY:                    96.5% (as of 10/20/02)

HISTORICAL NOI:
                      2002:   $2,384,197 (TTM as of 9/30/02)

UW NOI:                       $2,511,391

UW NET CASH FLOW:             $2,416,080

APPRAISED VALUE:              $31,700,000

APPRAISAL DATE:               11/1/2002

ADDITIONAL DEBT:              NAP

LOAN PURPOSE:                 Acquisition

--------------------------------------------------------------------------------

         [GRAPHIC OMITTED]                         [GRAPHIC OMITTED]


                                    12 of 16

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE
  ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
                       CONTACT YOUR SALES REPRESENTATIVE.

                                276 FIFTH AVENUE

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                                         ORIGINAL        CUT-OFF
                                                         --------        -------
PRINCIPAL BALANCE:                                    $22,000,000    $22,000,000

% OF POOL BY IPB:                                             2.9%

SELLER:                                                      CIBC

ORIGINATION DATE:                                        11/27/02

INTEREST RATE:                                             6.0000%

INTEREST ONLY PERIOD:                                         NAP

SPONSOR:

Shlomo Bakhash, Morris Bakhash, Jan Soleimani, Mark Naim, Siyoun Mahfar, Eli Sakhai. Mr. Bakhash has over 30 years of real estate experience. Mr. Bakhash is the president of the Kash Group, a private commercial real estate investment firm with offices in New York City and Long Island. The Kash Group has a current portfolio of nine properties, with an aggregate value of $67 million. Mr. Soleimani owns 13 properties with an aggregate value of $47.8 million. Mr Soleimani is the owner/operator of Bokara Rug Co., Inc, an international manufacturing and distribution company with operations in the U.S., China and India.

ARD:                          12/1/12

MATURITY DATE                 12/1/32

REMAINING AMORTIZATION:       360

CALL PROTECTION:              LO(24),Def(92),O(4)

CROSS-COLLATERALIZATION:      No

LOCK BOX:                     Springing

ESCROWS / RESERVES:                                     Upfront          Monthly
                                                     ----------         --------
                              Taxes                    $331,917          $47,417
                              Insurance                  39,890            4,062
                              TI/LC                      32,500           32,500
                              CapEx                       2,796            2,796
                              Other                      25,000(1)             0
                                                     ----------         --------
                              TOTAL                    $432,103          $86,775

CUT-OFF DATE LOAN/SF:         $133

CUT-OFF DATE LTV:             59.9%

ARD LTV:                      50.8%

UW DSCR:                      1.42x

(1)   Environmental Reserve

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:     Single Asset

TITLE:                        Fee

PROPERTY TYPE:                CBD Office

SQUARE FEET:                  166,017

LOCATION:                     New York, New York

YEAR BUILT/RENOVATED:         1890/1989

COLLATERAL:

The subject property is a 166,017 square foot, class B office building located within the Borough of Manhattan in New York, New York. The borrower purchased the subject property in May 2002 and still has 32% cash equity remainng in the subject. The subject property has an average rental rate of $24.32/sf, which is approximately $10.00 below market rental rates. The subject property is located within the Midtown South submarket, which contains approximately 91 million square feet of net rentable space among 1,045 buildings. According to CB Richard Ellis, as of third quarter 2002 the Midtown South submarket has an overall vacancy rate of 10.8% and market average rent of for Class B properties of $34.72/sf

MAJOR TENANTS (TOTAL TENANTS= 57):
                                                                          LEASE
TENANT                                  SF      % OF GLA     RENT PSF    EXP. YR
----------------------------------    ------    --------     --------    -------
Bokara Rug                            25,778        15.5%         $15       2004
Book Sales                             7,490         4.5%         $20       2005
Israel Histadrurt                      5,591         3.4%         $26       2004

OCCUPANCY:                    91.8% (as of 11/19/02)

HISTORICAL NOI:
                      2000:   $2,082,981
                      2001:   $2,312,867
                      2002:   $2,668,436 (TTM as of 10/31/02)

UW NOI:                       $2,497,800

UW NET CASH FLOW:             $2,244,224

APPRAISED VALUE:              $36,700,000

APPRAISAL DATE:               11/9//02

ADDITIONAL DEBT:              NAP

ADDITIONAL DEBT TYPE:         NAP

LOAN PURPOSE:                 Refinance

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


                                    13 of 16

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE
  ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
                        CONTACT YOUR SALES REPRESENTATIVE

                              PENDER BUSINESS PARK

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                                         ORIGINAL        CUT-OFF
                                                         --------        -------
PRINCIPAL BALANCE:                                    $21,500,000    $21,458,903

% OF POOL BY IPB:                                             2.9%

SELLER:                                       JPMorgan Chase Bank

ORIGINATION DATE:                                         9/23/02

INTEREST RATE:                                             5.8000%

INTEREST ONLY PERIOD:                                         NAP

SPONSOR:

Republic Properties Corporation (RPC). RPC is a privately owned real estate development and management firm. RPC and its predecessor companies have been managed by its founders and owners, Richard L. Kramer and Steven A. Grigg, since its formation in 1985. RPC and its predecessor companies have developed over 17 million square feet of mixed-use, office, regional malls and other retail developments including The Portals, Market Square, Washington Harbour, Georgetown Park, General Mail Facility, Franklin Mills, Sawgrass Mills, Gurnee Mills, and Potomac Mills.

MATURITY DATE:                10/1/09

REMAINING AMORTIZATION:       358

CALL PROTECTION:              LO(24),Def(54),O(4)

CROSS-COLLATERALIZATION:      No

LOCK BOX:                     CMA

ESCROWS / RESERVES:                                     Upfront          Monthly
                                                     ----------         --------
                              Taxes                    $112,342          $22,468
                              Insurance                  26,578            2,416
                              TI/LC                           0           25,000
                              CapEx                           0            2,136
                              Other                     699,123                0
                                                     ----------         --------
                              TOTAL                    $838,043          $52,020

CUT-OFF DATE LOAN/UNIT:       $126

CUT-OFF DATE LTV:             72.0%

MATURITY DATE LTV:            64.9%

UW DSCR:                      1.60x

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:     Single Asset

TITLE:                        Fee

PROPERTY TYPE:                Suburban Office

SQUARE FEET:                  170,940

LOCATION:                     Fairfax, Virginia

YEAR BUILT:                   2000

COLLATERAL:

The subject property is comprised of four suburban Class B/B+ single story office buildings ranging in size from 26,508 square feet to 54,206 square feet and totaling 170,940 square feet. Construction was completed during the 4th quarter of 2000. The subject property is located in Fairfax Center, Fairfax County, Virginia. The subject is located within 1/2 mile oF I-66, 15 miles west of Washington DC CBD, and 10 miles southeast of Dulles International Airport.

PORTFOLIO PROPERTIES (TOTAL TENANTS = 6):
PROPERTY (TOTAL TENANTS)                            LOCATION       SF      OCC
------------------------------------------------   -----------   ------   -----
3922 Pender Drive (2)                              Fairfax, VA   46,482   100.0%
3924 Pender Drive (1)                              Fairfax, VA   26,508   100.0%
3926 Pender Drive (1)                              Fairfax, VA   54,206   100.0%
3928 Pender Drive (2)                              Fairfax, VA   43,744   100.0%

MAJOR TENANTS:                                                     RENT    LEASE
TENANT                                             SF     % SF     PSF     EXP.
----------------------------------------------   ------   ----    ------   -----
WebMethods                                       61,450   35.9%   $24.72    2007
Idea Integration (Modis)                         39,238   23.0%   $22.31    2011
Centex Construction                              26,508   15.5%   $21.89    2010

OCCUPANCY:                    100.0% (as of 10/1/02)

HISTORICAL NOI:
                      2000:   $216,070
                      2001:   $3,038,603
                      2002:   $3,487,127 (TTM as of 7/31/02)

UW NOI:                       $2,667,665

UW NET CASH FLOW:             $2,419,675

APPRAISED VALUE:              $29,800,000

APPRAISAL DATE:               8/19/02

ADDITIONAL DEBT:              NAP

LOAN PURPOSE:                 Acquisition

--------------------------------------------------------------------------------

         [GRAPHIC OMITTED]                         [GRAPHIC OMITTED]


                                    14 of 16

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE
  ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
                       CONTACT YOUR SALES REPRESENTATIVE.

                          THE VILLAGE SHOPPES OF SALEM

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                                         ORIGINAL        CUT-OFF
                                                         --------        -------
PRINCIPAL BALANCE:                                    $20,405,000    $20,405,000

% OF POOL BY IPB:                                             2.7%

SELLER:                         LaSalle Bank National Association

ORIGINATION DATE:                                        11/19/02

INTEREST RATE:                                             6.2000%

INTEREST ONLY PERIOD:                                         NAP

SPONSOR:

The principal that handles the day-to-day operations is Joseph J. Au, who reports to have 20 years of experience in the acquisition, management and development of commercial real estate. He is the sole owner of Auxxi & Associates, Inc., a commercial real estate, and investment and management company. Auxxi & Associates, Inc. reports that it currently manages over 500,000 square feet of retail space and owns over 120 acres of commercial land.

MATURITY DATE:                12/1/12

REMAINING AMORTIZATION:       360

CALL PROTECTION:              LO(35)/Def(82)/O(3)

CROSS-COLLATERALIZATION:      No

LOCK BOX:                     Hard

ESCROWS / RESERVES:                                     Upfront          Monthly
                                                     ----------         --------
                              Taxes                     $26,516          $26,516
                              Insurance                  18,597            2,657
                              TI/LC                           0            6,390
                              CapEx                           0            2,130
                                                     ----------         --------
                              TOTAL                     $45,113          $37,693

CUT-OFF DATE LOAN/SF:         $120

CUT-OFF DATE LTV:             77.0%

MATURITY LTV:                 65.7%

UW DSCR:                      1.50x

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:     Single Asset

TITLE:                        Fee

PROPERTY TYPE:                Anchored Retail

SQUARE FEET:                  170,270

LOCATION:                     Salem, New Hampshire

YEAR BUILT:                   1999

COLLATERAL:

The Village Shoppes of Salem Property is an anchored retail shopping center located at 290 South Broadway Street in Salem, Rockingham County, New Hampshire. Broadway (State Route 28) bisects the town of Salem. As of March 19, 2002, the Village Shoppes of Salem Property was 100.0% leased.

MAJOR TENANTS (TOTAL TENANTS = 6):                   RENT    REPORTED     LEASE
TENANTS                              SF     % SF     PSF     SALES PSF   EXP. YR
--------------------------------   ------   ----    ------   ---------   -------
Best Buy (BBB-/Baa3)               43,310   25.4%   $16.43         NAV      2020
Linen's N' Things                  35,008   20.6%   $15.50        $204      2015
MVP Sports                         29,860   17.5%   $15.51        $172      2019
CompUSA                            29,731   17.5%   $16.75         NAV      2014
Michael's                          23,663   13.9%   $16.00        $169      2009

OCCUPANCY:                    100.0% (as of 3/19/02)

HISTORICAL NOI:
                      2000:   $2,633,494
                      2001:   $2,611,523
                      2002:   $2,573,510 (TTM as of 8/31/02)

UW NOI:                       $2,357,154

UW NET CASH FLOW:             $2,254,924

APPRAISED VALUE:              $26,500,000

APPRAISAL DATE:               10/10/02

ADDITIONAL DEBT:              NAP

LOAN PURPOSE:                 Refinance

--------------------------------------------------------------------------------

         [GRAPHIC OMITTED]                         [GRAPHIC OMITTED]


                                    15 of 16

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE
  ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
                        CONTACT YOUR SALES REPRESENTATIVE

                               78 CORPORATE CENTER

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                                         ORIGINAL        CUT-OFF
                                                         --------        -------
PRINCIPAL BALANCE:                                    $19,360,000    $19,342,155

% OF POOL BY IPB:                                             2.6%

SELLER:                                                      CIBC

ORIGINATION DATE:                                        10/31/02

INTEREST RATE:                                             6.4000%

INTEREST ONLY PERIOD:                                         NAP

SPONSOR:

Illva Saronno Corporation. Illva Saronno Corporation is a real estate holding company formed to own and operate all of Illva Saronno SPA. Illva Saronno SPA is a producer of Italian liquors and reported 2001-02 sales of $201 million, with net income of approximately $6.4 million. Illva Saronno Corporation has a portfolio of 460,000 square feet including office, industrial and single family developments. In addition, Ilva Saronno Corporation is currently developing a 500 acre property zoned commercial/residential. The development plans for the property include a 400,000 square foot office and 120 custom homes

ARD:                          11/1/12

MATURITY DATE                 11/1/32

REMAINING AMORTIZATION:       359

CALL PROTECTION:              LO(24),Def(91),O(4)

CROSS-COLLATERALIZATION:      No

LOCK BOX:                     Springing

ESCROWS / RESERVES:                                     Upfront          Monthly
                                                     ----------         --------
                              Taxes                     $89,667          $44,833
                              Insurance                   7,583            1,083
                              TI/LC                      19,359           19,359
                              CapEx                       3,098            3,098
                              Other                      18,200(1)             0
                                                     ----------         --------
                              TOTAL                     137,907          $68,373

CUT-OFF DATE LOAN/SF:         $104

CUT-OFF DATE LTV:             79.6%

ARD LTV:                      68.4%

UW DSCR:                      1.48x

(1)   Includes Environmental Reserve

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:     Single Asset

TITLE:                        Fee

PROPERTY TYPE:                Suburban Office

SQUARE FEET:                  185,850

LOCATION:                     Lebanon, New Jersey

YEAR BUILT:                   1989

COLLATERAL:

The subject property consists of two three-story class A office buildings (100 & 200 Corporate Drive), each containing 92,925 square feet of net rentable area. 100 Corporate Drive was completed in 1989; 200 Corporate drive was completed in 1991. The loan proceeds were used to acquire the subject property. The borrower's equity in the subject property is $5 million. 200 Corporate Center is 100% occupied by Merck & Co. (Merck). 100 Corporate Drive is occupied by 6 five tenants, with 51.4% of the GLA leased by the BOC Group, Inc. (BOC). Both Merck and BOC have been in occupancy since 1997. Merck has invested $25/sf and its headquarters are located 2.5 miles from the subject property. The subject is 49 miles west of New York City.

MAJOR TENANTS (TOTAL TENANTS = 7):                                 RENT    LEASE
TENANT                                             SF     % SF     PSF     EXP.
----------------------------------------------   ------   ----    ------   -----
Merck & Company(AAA/Aaa)                         92,925   50.0%   $15.00    2007
The BOC Group, Inc.                              47,718   25.7%   $23.50    2007
Greenman-Pederson, Inc.                          12,065    6.5%   $22.50    2003

OCCUPANCY:                    92.0% (as of 9/1/02)

HISTORICAL NOI:
                      2000:   $2,390,404
                      2001:   $2,396,650
                      2002:   $2,427,809 (TTM as of 7/31/02)

UW NOI:                       $2,480,758

UW NET CASH FLOW:             $2,149,315

APPRAISED VALUE:              $24,300,000

APPRAISAL DATE:               8/30/02

ADDITIONAL DEBT:              NAP

LOAN PURPOSE:                 Acquisition

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


                                    16 of 16